FEDERATED AMERICAN LEADERS FUND, INC.

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Class A Shares
Class B Shares
Class C Shares
Class F Shares

Supplement to the Prospectuses dated May 31, 2000.

In the sections entitled "The Fund's Portfolio Managers are:" please replace the biography of Arthur J. Barry with the following:

"KEVIN R. MCCLOSKEY

Kevin R. McCloskey was named a Portfolio Manager of the Fund in March 2001. Mr. McCloskey joined Federated in 1999 as a Portfolio Manager and is a Vice President of the Fund's Adviser. From September 1994 to July 1999, he served as a portfolio manager at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst. He earned his M.B.A. with concentrations in investment management and quantitative methods from the University of Dayton."

Michael P. Donnelly will remain as a Portfolio Manager of the Fund.

                                                                  March 16, 2001


Cusip 313914 10 3
Cusip 313914 20 2
Cusip 313914 30 1
Cusip 313914 40 0

26334 (3/01)